OREO	12 Months Ended
Dec. 31, 2012
OREO [Abstract]
OREO
Note  7.   OREO

OREO at December 31, 2012 was $26.1 million, compared to $19.4 million at December 31, 2011, an increase of $6.7 million. The real estate owned consisted of 33 properties, the largest being a condominium development at $12.8 million. This property was sold in 2010 but does not qualify for a sales treatment under GAAP because of continuing involvement by the Company in the form of financing. During 2012, the Company disposed of $3.5 million of OREO, recognizing a loss of $388,000 compared to $3.5 million of OREO sold in 2011, recognizing a loss of $44,000. Also during 2012, the Company wrote down OREO property by $611,000 compared to $514,000 in 2011, based on a decline in appraised values. In addition, the Company contributed a house carried at $139,000 to Habitat for Humanity. There was no valuation allowance related to OREO as of December 31, 2012 and 2011. Operating expenses related to OREO, net of related income, for 2012 and 2011, were $1.5 million and $642,000, respectively.

An analysis of OREO activity for the years ended December 31, 2012 and 2011 is as follows:

	For the Year Ended December 31,
	2012	2011
	(Amounts in thousands)
Balance at beginning of period	$19,410	$16,701
Real estate acquired in settlement of loans	11,095	1,879
Sales of real estate	(3,533)	(3,414)
Loss on sale of real estate	(388)	(44)
Write-down of real estate carrying values	(611)	(514)
Contribution of OREO property	(139)	—
Capitalized improvements to real estate	223	4,802
Balance at end of period	$26,057	$19,410